Income Taxes - Schedule of Reconciliation of the Statutory Federal Income Tax Rate (Details)	12 Months Ended
	May 31, 2021	May 31, 2020
Income Tax Disclosure [Abstract]
Expected provision (benefit) at statutory rate	(21.00%)	(21.00%)
State taxes, net of federal tax benefit	(4.40%)	(4.40%)
Change in federal rate
Permanent differences-stock based compensation	9.00%	15.00%
Increase in valuation allowance	16.40%	10.40%
Total provision (benefit) for income taxes	0.00%	0.00%